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                  Pinnacle(TM)                                     The Legends Fund, Inc.(TM)
Supplement to Prospectus dated December 31, 1996        Supplement to Prospectus dated November 1, 1996

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                     Morgan Stanley Asian Growth Portfolio
                Morgan Stanley Worldwide High Income Portfolio

     On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Morgan Stanley Group Inc. is the direct parent of Morgan Stanley Asset Management Inc., the Portfolios' investment adviser. It is currently anticipated that the transaction will close in mid-1997. Thereafter, Morgan Stanley Asset Management Inc. will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

     Dean Witter, Discover & Co. is a financial services company with three major businesses, full service brokerage, credit services and asset management.

     The date of this Supplement is April 11, 1997.